YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Investor Presentation Investor Presentation March 2010 Exhibit 99.1

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

2 Discussion Topics Discussion Topics • Accomplishments • Operating Improvement • Cost Reductions • Capital Structure • Customer Confidence • Critical Success Factors

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Accomplishments - Business Performance
Accomplishments - Business Performance
• Integration of Yellow and Roadway legacy networks
Right-sized to market volumes by removing redundant facilities
Service improvement
• Turnaround of Regional Transportation
• Cost reductions
Two labor contract amendments; market adjustment
Equity awards
Headcount scaling to volumes
Functional organization structure and improved processes
• Reducing breakeven point
• Sequential improvement, and now year-over-year improvement

Accomplishments - Balance Sheet
Accomplishments - Balance Sheet
•
Credit agreement amendments
•Asset-backed securitization facility renewals
•
Liquidity self-help program - $636 million
•
Sale of surplus property - $133 million
•
Sale/Leasebacks - $332 million
•
Pension contribution deferrals - $171 million
•
Debt-for-equity exchange
•New notes satisfy remaining note obligations

Q4-08
Q1
Q2
Q3
Q4
$(73)
$(275)
$(234)
$(59)
$(22)
-19%
-22%
-12%
-2%
-12%

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

YRCW Consolidated Operating Trends
YRCW Consolidated Operating Trends

EBITDA, as adjusted*, and Qtr/Qtr Revenue
(EBITDA dollars in millions / % change in Qtr/Qtr Operating Revenue)
*EBITDA, as adjusted, is a non-GAAP measure that reflects the company’s
“Consolidated EBITDA” as defined in the company’s Credit Agreement. These amounts are used for internal management purposes in connection with the
Credit Agreement and should not be construed as a better measurement than operating income, as defined by generally accepted accounting principles. See
Page 13 for a reconciliation of EBITDA, as adjusted to operating income (loss).
•
Improvement driven across all
operating companies
•
Qtr/Qtr, and now Yr/Yr improvement
•
Lowering breakeven point
•
Improved service capabilities

Quarter End Headcount (000's)
55
49
44
41
36
Dec 2008
Mar2009
Jun 2009
Sep 2009
Dec 2009

$150
$200
$300
December 2009
July 2010
December 2010
Annual Run Rate Benefit

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2009 Performance / 2010 Cost Program
2009 Performance / 2010 Cost Program
Note: 4Q09 as reported gross benefit $15 million; cost program excludes benefits from network changes; 4Q09 network consolidations expected to produce $20 million annual benefit in 2010.
2010 Cost Program, now $300 million
•
SG&A reductions
•
Safety improvements
•
Operational process improvements
2009 Performance
•Successfully scaling headcount
•Integration
•Functional organization
•Process improvements

$1,350
$319
$814
2008
2009
Cash-based Maturities
Sale Leasebacks
Notes/IDB
$73
Pension
Debt
$153
Bank Debt
$588

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Debt Reduction
Debt Reduction
Note1: Cash-based maturities of $814M consist of: Remaining Notes $67M, IDB $6M, Pension Debt $153M, and Revolver/Term Loan/ABS (bank debt) $588M
Note 2: Self-help liquidity program added: Pension Debt of $153M (net of asset sale pay downs) and Sale/Leaseback debt of $319M; total $472M
•
Achieved a $217 million reduction in total balance sheet debt
•
Cash-based debt maturities reduced $536 million
•
New notes satisfy remaining notes obligation
$536m
$217m

$67
$470
$26
$67
$427
$26
$70
$427
$26
12.30
12.31
2.23
60M Common, pre exchange
$470M Notes Tendered (par)
$470M Notes exchanged for stock
$67M Notes not tendered (par)
$70 New Notes ,as converted
shares outstanding

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Outstanding Shares
Outstanding Shares
• 12.30 Pro forma is prior to completion of the debt-for-equity exchange;  outstanding common shares approximately 60 million
• 12.31 Pro forma is after the completion of the debt-for-equity exchange; pro forma common shares approximately 1 billion (as converted)
• 02.23 Pro forma is after the $70 million funding related to the new notes; pro forma common shares approximately 1.2 billion (as converted)
Note:  Pro forma market value of YRCW stock using $ 0.43 conversion rate from new  notes
• Note exchange increased our
market cap by more than $400
million
• Outstanding shares approximately
1 billion, after conversion of
preferred stock
• Expect to effect a reverse stock
split during Q2, approved range is
25:1 to 5:1
• Post-split outstanding shares at
40 million  to 200 million vs.
1 billion currently

Customer Confidence
Customer Confidence
• In January, an independent research firm conducted a survey of key transportation decision-makers and influencers across
YRCW’s entire customer base to better understand:
•
Anticipated  business volumes in 2010; and
•
Intent to use YRCW
• 5,700 respondents
•
83% are sole or shared transportation decision-makers
• 62% optimistic their 2010 business levels will increase
• 85% intend to increase or maintain their YRCW volumes

YRC Worldwide

Walmart
Anheuser Busch
Neiman Marcus
PPG
Husqvarna
Emerson
Dole
Gander Mtn.
We Live Outdoors
Avery Dennison
Ferguson
Nobody expects more from us than we do
UTi
Fiesta Canning
Louisiana National Guard
Sperian
CaroTrans
Spencer's
Mainfreight
Forest River

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

10 Customer Confidence Customer Confidence

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Critical Success Factors
Critical Success Factors
Factor Expectation or Potential Uncertainty
Economic recovery Modest growth vs. no growth or decline
Diesel prices Stable vs. run-up in price
Return of customers Timing and degree of market share regained
Cost initiatives On or better than target
Revenue mix Rate and timing of improvements
Service levels Continuation of current exceptional performance
Process improvements SWAT teams continue to drive performance
Sales team structure New design improves market penetration

Forward-Looking Statements
Forward-Looking Statements
This presentation contains forward-looking statements. The words “improvements,” “believe,” “will,” “expect,” “anticipate” and similar expressions are intended to identify forward-looking statements. The company’s future results could differ materially from any results projected in such forward-looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including
(without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the SEC, including the company’s Annual
Report on Form 10-K.
The company’s expectations regarding the incremental cost savings due to facility closures are only its expectations regarding this matter. Actual savings could differ based on a number of factors including (among others) the company’s ability to enter into, and the terms of, lease termination agreements for the leased properties, our ability to enter into agreements to sell the owned properties and our ability to identify all costs related to the closing of the facilities.
The company’s expectations regarding the timing and ratio of a reverse stock split are only its expectations regarding these matters. The actual timing and ratio of any reverse stock split approved by the company’s board of directors could differ based on a number of factors including (among others) the closing bid price of the company’s common stock and the factors that affect the price of the company’s common stock including (among others) actual or expected fluctuations in the company’s operating results, changes in general economic condition or conditions in the company’s industry generally, changes in conditions in the financial markets, the effect of any issuance of additional shares of the company’s common stock. The agreements related to the company’s new 6% convertible senior notes due 2014 restrict the company from implementing a reverse stock split prior to April 24, 2010.
The company’s expectations regarding the second closing of the new notes are only its expectations regarding this matter. The closing of the second $20.2 million of the notes is subject to a number of conditions, including (among others), a determination of the outcome of the company’s litigation with respect to its outstanding 5% and
3.375% contingent convertible notes.
The company’s expectations regarding the timing and degree of market share regained are only its expectations regarding these matters. Actual timing and degree of market share regained could differ based on a number of factors including (among others) the company’s ability to persuade existing customers to increase shipments with the company and to attract new customers, and the factors that affect revenue results (including the risk factors that are from time to time included in the company’s reports filed with the SEC, including the Company’s annual report on Form 10-K).
The company’s expectations regarding the rate and timing of revenue mix improvements are only its expectations regarding these matters. Actual rate and timing of revenue mix improvements could differ based on a number of factors including (among others) general economic trends and excess capacity within the industry, and the factors that affect revenue results (including the risk factors that are from time to time included in the company’s reports filed with the SEC, including the Company’s annual report on
Form 10-K).

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Operating Income (Loss) to EBITDA, As Adjusted
Operating Income (Loss) to EBITDA, As Adjusted

Workdays are the number of calendar days during each quarter exclusive of weekends and holidays.
EBITDA margin is EBITDA divided by operating revenue expressed as a percentage.
EBITDA per workday is EBITDA divided by the workdays.
Operating Income (Loss)  to EBITDA, as adjusted
$ in millions
Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09
Consolidated
Operating revenue $      1,929 $      1,503 $      1,328 $      1,306 $      1,146
Operating income (loss), as reported $        (335) $        (379) $        (300) $        (118) $          (95)
Non-oper inc (exp) 4 (4) (0) (3) (2)
(Gains) losses on property disposals, net
(addback to OI)
(10) 2 (1) (11) 0
Impairment
(addback to OI)
200 - - - -
Depreciation & amortization
(addback to OI)
70 66 64 61 63
Letter of credit expense
(addback incl in sal, wages & ben and other oper exp)
2 5 9 9 9
Non-cash stock comp
(addback incl in sal, wages & ben)
1 32 (7) 2 2
Interest income
(addback incl in non-oper exp)
(3) (0) (0) (0) (0)
JHJ/Jiayu joint venture (inc) exp
(addback incl in non-oper exp)
(1) 1 1 1 1
Feb '09 amdmt/waiver exp
(addback incl in non-oper exp)
- 2 - - -
EBITDA $          (73) $        (275) $        (234) $          (59) $          (22)
EBITDA margin -3.8% -18.3% -17.6% -4.5% -2.0%
National
Workdays 61.5 62.5 63.5 64.0 61.5
Operating revenue $      1,359 $      1,023 $         874 $         849 $         744
Operating income (loss), as reported $        (243) $        (300) $        (239) $        (122) $          (90)
Non-oper inc (exp) 0 1 0 (1) (0)
(Gains) losses on property disposals, net
(addback to OI)
(10) 1 (2) (11) (1)
Impairment
(addback to OI)
141 - - - -
Depreciation & amortization
(addback to OI)
35 33 32 31 34
Letter of credit expense 1 4 7 7 7
Non-cash stock comp (0) 22 (6) (0) 0
Interest income (0) (0) (0) (0) (0)
EBITDA $          (77) $        (239) $        (207) $          (95) $          (50)
EBITDA margin -5.6% -23.3% -23.7% -11.2% -6.8%
EBITDA per workday - $000's
$         (1,247) $     (3,816) $     (3,267) $     (1,491) $        (821)
Regional
Workdays 63.5 65.5 62.5 64.0 59.5
Operating revenue $         419 $         355 $         338 $         339 $         291
Operating income (loss), as reported $          (24) $          (74) $          (48) $             0 $            (5)
Non-oper inc (exp) (2) 0 (0) (0) 0
(Gains) losses on property disposals, net
(addback to OI)
(1) 0 1 (0) 1
Depreciation & amortization
(addback to OI)
16 17 17 16 16
Letter of credit expense 1 1 2 2 2
Non-cash stock comp - 6 (2) - 0
Interest income (0) (0) 0 (0) (0)
EBITDA $          (10) $          (50) $          (31) $           18 $           15
EBITDA margin -2.4% -14.1% -9.1% 5.4% 5.2%
EBITDA per workday - $000's
$         (156) $         (762) $         (490) $        286 $         254